Supplement dated May 10, 2023 to the Statutory Prospectus dated May 1, 2023 for the Harbor flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Statutory Prospectus, as applicable (collectively, the "Prospectus") for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We", "us", or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective May 1, 2023, the underlying fund information related to Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:
Fund; Advisor (Subadvisor)	Current Expenses
PIMCO Income Portfolio – Administrative Class; Pacific Investment Management Company, LLC	0.82%

Form No. 15-52063-00